UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 16, 2024, Cytokinetics, Incorporated (the "Company") announced that Robert Wong, Chief Accounting Officer and principal accounting officer of the Company, will depart the Company effective December 31, 2024. There is no disagreement between Mr. Wong and the Company on any matter relating to the Company's financial condition or financial reporting.

(c) Effective upon Mr. Wong's departure, Sung Lee, 54, the Company's Chief Financial Officer and principal financial officer, will additionally assume the role of principal accounting officer of the Company. Mr. Lee was appointed as the Company's Chief Financial Officer in May 2024. Prior to joining the Company, Mr. Lee served as Chief Financial Officer of Vir Biotechnology, inc. an immunology company, from May 2023 to May 2024. From February 2021 to March 2023, he served as Chief Financial Officer and Management Board member of MorphoSys AG, a biopharmaceutical company. Prior to that, from October 2019 to February 2021, he served as the Executive Vice President and Chief Financial Officer of Sangamo Therapeutics, Inc., a biotechnology company. From December 2005 to October 2019, Mr. Lee served in various roles at Gilead Sciences, Inc., a biopharmaceutical company, most recently as Senior Vice President, Financial Planning & Analysis and Investor Relations from March 2019 to October 2019. During his 14 years at Gilead Sciences, he served in other roles of increasing responsibility and scope, including as VP, Investor Relations. Mr. Lee began his career in the tax advisory business at PwC. Mr. Lee received a B.A. from the University of California, Irvine, and an M.B.T. from the University of Southern California.

Mr. Lee does not have a family relationship with any of the Company's officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	December 16, 2024	By:	/s/ John O. Faurescu
John O. Faurescu, Vice President, Associate General Counsel & Secretary